UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2024
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

555 Heritage Drive, Suite 200
Jupiter
Florida	33458
(Address of principal executive offices)	(Zip Code)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
3911 Sorrento Valley Boulevard, Suite 110, San Diego, CA 92121
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LGND	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 17, 2024, the Board of Directors (the “Board”) of Ligand Pharmaceuticals Incorporated (the “Company”), in connection with the Securities and Exchange Commission’s revisions to the Securities Exchange Act of 1934, as amended (the "Exchange Act") regarding universal proxy cards, changes to the Delaware General Corporation Law (the "DGCL"), and a periodic review of corporate governance matters, approved the amendment and restatement of the Company’s Fourth Amended and Restated Bylaws, as amended (the “Fifth Amended and Restated Bylaws”).
The Fifth Amended and Restated Bylaws, among other things:
•Make minor revisions to the informational and procedural requirements in connection with stockholder proposals and stockholder director nominations. (Article 2, Section 3 and Section 4);
•Make updates to account for Rule 14a-19 of the Exchange Act (the "Universal Proxy Rules"), including requiring: (a) the stockholder’s nomination notice to include a representation that it intends to solicit proxies from stockholders representing at least 67% of the voting power of shares entitled to vote on the election of directors; (b) the stockholder to comply with the Universal Proxy Rules and provide reasonable evidence thereof prior to the stockholder meeting; and (c) the stockholder to use a proxy card color other than white, which is reserved for the exclusive use of the Board. (Article 2, Section 4 and Section 11);
•Clarify the requirement of the availability of lists of stockholders entitled to vote at stockholder meetings to reflect amendments to the DGCL. (Article 2, Section 6);
•Clarify that broker non-votes will have no effect on the outcome of a vote on a proxy proposal and abstentions will be counted as votes against (Article 2, Section 11);
•Make revisions regarding electronic notices to reflect amendments to the DGCL. (Article IV, Section 1); and
•Make various other conforming, technical and non-substantive changes.
The foregoing description of the Fifth Amended and Restated Bylaws is qualified in its entirety by the full text of the Fifth Amended and Restated Bylaws filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Fifth Amended and Restated Bylaws of Ligand Pharmaceuticals Incorporated dated April 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: April 19, 2024	By: /s/ Andrew Reardon Name: Andrew Reardon Title: Chief Legal Officer and Secretary